UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 24, 2013
Date of earliest event reported: September 20, 2013

INTL FCStone Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Id. No.)
708 Third Avenue, Suite 1500, New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 485-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
______________________________________________________________________________

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On September 20, 2013, the Company entered into a Credit Agreement with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch and Capital One, N.A., as Joint Lead Arrangers and Joint Book Managers, Bank Hapoalim B.M., BMO Harris Bank N.A. and The Korea Development Bank, New York Branch, as additional Lenders, and with the lenders from time to time parties to the Credit Agreement, pursuant to which the parties agreed to a new, three year, senior secured revolving credit facility in the amount of $140 million. The loan proceeds will be used to finance working capital needs of INTL FCStone Inc. and certain of its subsidiaries.
The description in this report of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility. A copy of the Credit Facility is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Document
10.1
Credit Agreement made as of September 20, 2013 by and between INTL FCStone Inc. as Borrower, the Subsidiaries of INTL FCStone Inc. identified therein, as guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch and Capital One, N.A., as Joint Lead Arrangers and Joint Book Managers, Bank Hapoalim B.M., BMO Harris Bank N.A. and The Korea Development Bank, New York Branch, as additional Lenders, and with the lenders from time to time parties thereto.

99.1	Press release dated September 24, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2013	INTL FCStone Inc. By: /s/ Brian T. Sephton________________________ Brian T. Sephton, its Chief Legal & Governance Officer
Exhibit Index

Exhibit No.	Description of Document
10.1
Credit Agreement made as of September 20, 2013 by and between INTL FCStone Inc. as Borrower, the Subsidiaries of INTL FCStone Inc. identified therein, as guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch and Capital One, N.A., as Joint Lead Arrangers and Joint Book Managers, Bank Hapoalim B.M., BMO Harris Bank N.A. and The Korea Development Bank, New York Branch, as additional Lenders, and with the lenders from time to time parties thereto.

99.1	Press release dated September 24, 2013.